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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                                 August 20, 2002

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                Date of Report (date of earliest event reported)


                     McLAREN PERFORMANCE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                         0-16176                     84-1016459
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(State or other                  (Commission                 (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)

               32233 West Eight Mile Road, Livonia, Michigan 48152

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               (Address of principal executive offices) (Zip Code)


                                 (248) 477-6240

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               Registrant's telephone number, including area code

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          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events.

On August 20, 2002, McLaren Performance Technologies, Inc. issued the following press release:

  McLaren Performance Technologies To Appeal Nasdaq Rule 4310(c)(4) Compliance

     Livonia, Mich. (August 20, 2002)--McLaren Performance Technologies (Nasdaq:
MCLN) announced today that on August 14, 2002 it had received a Nasdaq Staff determination that it had failed to comply with marketplace rule 4310(c)(4), which stipulates that the common stock maintain a minimum bid price of $1. Pursuant to Nasdaq rules, McLaren Performance has requested a hearing to appeal the staff determination for delisting.

     "Certainly, our Nasdaq listing is a key concern in our ongoing effort to provide value and liquidity for our shareholders," said Steven Rossi, president and chief executive officer, McLaren Performance Technologies. "We believe that our accelerated initiatives to increase sales, reduce our debt and improve our performance demonstrates that we are moving toward the positive," he continued.

     Most recently, the company sold its Traction Control business unit to Eaton Corporation, the diversified industrial manufacturer, and subsequently signed a letter of intent to acquire Comptech Machine--a recognized California-based automotive race engine builder and leading source for high-performance aftermarket components in the imported, sport-compact market. In addition, McLaren Performance also just retained New York-based Capital Key Securities, LLC to act as the company's agent in securing funds to support this acquisition and to identify additional candidates as the company looks to expand its base of operations still further. Finally, the company appears to have secured a far-reaching engine machining, and possible supplemental assembly, opportunity with a major domestic automotive manufacturer.

     McLaren Performance Technologies provides full service design, development, fabrication, manufacturing, testing, validation and certification of automotive and racing powertrains and related components. The company was originally established in 1969 as the engine development company for Bruce McLaren Motor Racing.

     This release contains forward-looking statements within the meaning of
Section 21E of the securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created thereby. These statements include the plans and objectives of management for future operations, including plans and objectives. The forward-looking statements herein are based on current expectations that involve judgments with respect to, among other things, future economic, competitive, and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond control of the Company. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any one of the assumptions could be inaccurate and, there fore, can be no assurance that the forward-looking statements included in this release will prove to be accurate.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    McLAREN PERFORMANCE TECHNOLOGIES, INC.


Date: August 21, 2002               By: /s/ Chris J. Panzl
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                                        Chris J. Panzl, Chief Financial Officer